Anticipated Profitability
•

Given that estimated Margin is anticipated at 50% -
      55% …
–

Anticipate overall Corporate profitability in
      mid-to-late fiscal 2008 after sale of food service
      business
–

Anticipate overhead costs fully absorbed after
      approximately $5.0M in Enerlume-EM™ sales

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